UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2015

OCI Resources LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia	30328
(Address of principal executive office)	(Zip Code)

(770) 375-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Services Agreement
On October 23, 2015, in connection with the closing of the Transaction (as defined herein), OCI Resources LP, whose name will be changed shortly after the filing of this current report on Form 8-K to Ciner Resources LP (the “Partnership”), entered into a Services Agreement (the “Services Agreement”), among the Partnership, OCI Resource Partners LLC, the general partner of the Partnership whose name will be changed shortly after the filing of this current report on Form 8-K to Ciner Resource Partners LLC (the “General Partner”), and OCI Chemical Corporation, whose name will be changed shortly after the filing of this current report on Form 8-K to Ciner Resources Corporation (“Ciner Resources”). Pursuant to the Services Agreement, Ciner Resources has agreed to provide the Partnership with certain corporate, selling, marketing, and general and administrative services, in return for which the Partnership has agreed to pay Ciner Resources an annual management fee and reimburse Ciner Resources for certain third-party costs incurred in connection with providing such services. The summary of the Services Agreement set forth in this Item 1.01 is not complete and is subject to and qualified in its entirety by reference to the full text of the Services Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference in this Item 1.01.
Omnibus Agreement
Further, in connection with the closing of the Transaction, on October 23, 2015 the Partnership amended and restated in its entirety, and renamed, that certain Omnibus Agreement (the “Existing Omnibus Agreement” and as amended and restated, the “Indemnification Agreement”), dated September 18, 2013, among the Partnership, the General Partner and OCI Enterprises Inc. (“OCI Enterprises”), as more fully described below. Pursuant to the Indemnification Agreement, OCI Enterprises has agreed to continue to indemnify the Partnership for issues arising out of, including but not limited to: (i) certain environmental liabilities relating to the period before the Partnership’s initial public offering, (ii) certain title and rights-of-way matters, (iii) the Partnership’s failure to have certain necessary governmental consents and permits, (iv) certain tax liabilities relating to the period before the Partnership’s initial public offering, (v) the use of the name “OCI”, and (vi) assets retained by OCI Enterprises and its affiliates. The summary of the Indemnification Agreement set forth in this Item 1.01 is not complete and is subject to and qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference in this Item 1.01.
Trademark License Agreement
Further, in connection with the closing of the Transaction, on October 23, 2015, the Partnership entered into a Trademark License Agreement (the “Trademark License Agreement”), among Park Holding A.S. (“Park Holding”), an affiliate of Akkan Enerji ve Madencilik Anonim ªirketi (“Akkan”), Ciner Enterprises Inc. (“Ciner Enterprises”), which is a direct wholly-owned subsidiary of Akkan, Ciner Resources, which is a direct wholly-owned subsidiary of Ciner Enterprises, OCI Wyoming Holding Co., , whose name will be changed shortly after the filing of this current report on Form 8-K to Ciner Wyoming Holding Co. (“Ciner Holding”), which is a direct wholly-owned subsidiary of Ciner Resources, the Partnership, which is a direct subsidiary of Ciner Holding, the General Partner, and OCI Wyoming LLC, which is majority owned by the Partnership. The Trademark License Agreement governs the use of “Ciner” as part of the names used by the Partnership and the other related parties thereto following the Transaction, and as a trademark and service mark, for the Partnership’s products and services. The summary of the Trademark License Agreement set forth in this Item 1.01 is not complete and is subject to and qualified in its entirety by reference to the full text of the Trademark License Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated by reference in this Item 1.01.

Item 5.01	Changes in Control of Registrant.
Pursuant to the Share and Asset Purchase Agreement, dated as of July 19, 2015, among OCI Enterprises, the sponsor of the Partnership, Ciner Enterprises Inc. (“Ciner Enterprises”) and Park Holding, a subsidiary of Ciner Group of Istanbul, Turkey, on October 23, 2015, Ciner Enterprises indirectly acquired OCI Enterprises’ approximately 73% limited partner interest in the Partnership, as well as 100% of the general partner interests in the General Partner, which owns a 2.0% general partner interest in the Partnership and 100% of the Partnership’s incentive distribution rights (the “Transaction”). As a result of the closing of the Transaction, Ciner Enterprises owns indirectly and controls the General Partner, and OCI Enterprises no longer has any direct or indirect ownership interest in the Partnership or the General Partner.
Ciner Enterprises obtained the funds to effect the Transaction and to pay related amounts from an aggregate of $50 million of capital contributions from affiliates of its parent, Akkan, and by borrowing an aggregate of $400 million under two credit facilities, each dated as of October 5, 2015.
The first credit facility is a $200 million credit facility (as amended and restated or otherwise modified, the “Turkish Credit Facility”), between Akkan, as borrower, and Türkiye Ýþ Bankasý A.Þ. Kozyataði Corporate Branch (“Isbank”), as lender, and certain other persons party thereto. Akkan's obligations under the Turkish Credit Facility are guaranteed by certain affiliates of Akkan (the “Guarantors”) and are secured by certain assets. The Turkish Credit Facility matures on October 22, 2025.
The second credit facility is a $200 million credit facility (as amended and restated or otherwise modified, the “U.S. Credit Facility”), between Ciner Enterprises, as borrower, and Isbank, as lender, and certain other persons party thereto. Ciner Enterprises’ obligations under the U.S. Credit Facility are guaranteed by Ciner Resources and Ciner Holding (the “U.S. Guarantors”) along with the Guarantors and are secured by certain assets including the common units of the and subordinated units of the Partnership owned by Ciner Holding. The U.S. Credit Facility matures on October 22, 2025.Pursuant to the Share and Asset Purchase Agreement, dated as of July 19, 2015, among OCI Enterprises, the sponsor of the Partnership, Ciner Enterprises and Park Holding, a subsidiary of Ciner Group of Istanbul, Turkey, on October 23, 2015, Ciner Enterprises indirectly acquired OCI Enterprises’ approximately 73% limited partner interest in the Partnership, as well as 100% of the membership interests in the General Partner, which owns a 2.0% general partner interest in the Partnership and 100% of the Partnership’s incentive distribution rights (the “Transaction”). As a result of the closing of the Transaction, Ciner Enterprises indirectly owns and controls the General Partner, and OCI Enterprises no longer has any direct or indirect ownership interest in the Partnership or the General Partner.
Ciner Enterprises obtained the funds to effect the Transaction and to pay related amounts from an aggregate of $50 million of capital contributions from affiliates of its parent, Akkan, and by borrowing an aggregate of $400 million under two credit facilities, each dated as of October 5, 2015.
The first credit facility is a $200 million credit facility (as amended and restated or otherwise modified, the “Turkish Credit Facility”), between Akkan, as borrower, and Türkiye Ýþ Bankasý A.Þ. Kozyataði Corporate Branch (“Isbank”), as lender, and certain other persons party thereto. Akkan's obligations under the Turkish Credit Facility are guaranteed by certain affiliates of Akkan (the “Guarantors”) and are secured by certain assets. The Turkish Credit Facility matures on October 22, 2025.
The second credit facility is a $200 million credit facility (as amended and restated or otherwise modified, the “U.S. Credit Facility”), between Ciner Enterprises, as borrower, and Isbank, as lender, and certain other persons party thereto. Ciner Enterprises’ obligations under the U.S. Credit Facility are guaranteed by Ciner Resources and Ciner Holding (the “U.S. Guarantors”) along with the Guarantors and are secured by certain assets including the common units of the Partnership and subordinated units of the Partnership owned by Ciner Holding. The U.S. Credit Facility matures on October 22, 2025.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective as of October 23, 2015, in connection with the Transaction, (i) Mark J. Lee and Jae Yong Yang resigned from the board of directors (the “Board”) of the General Partner and (ii) Ceyda Pence (“Ms. Pence”) and Dogan Pence (“Mr. Pence”) were each appointed to the Board, to serve until the earlier of his or her respective removal, death or resignation in accordance with the provisions of the Amended and Restated LLC Agreement of the General Partner, as amended (the “GP LLC Agreement”).
Neither Ms. Pence nor Mr. Pence is an independent director and, as a result, they will not participate in the General Partner’s compensation program for non-employee directors, described on page 92 of the Partnership’s annual report on Form 10-K for the year ended December 31, 2014, filed on March 6, 2015. Ms. Pence and Mr. Pence, however, will be indemnified by the General Partner pursuant to the GP LLC Agreement and by the Partnership pursuant to the First Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, for actions associated with being a director to the fullest extent permitted under Delaware law.
There is no arrangement or understanding between Ms. Pence or Mr. Pence and any other person pursuant to which Ms. Pence or Mr. Pence was selected to serve as a director of the General Partner. Neither the Partnership nor the Board is aware of transactions in which either Ms. Pence or Mr. Pence has an interest that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
In connection with the Transaction described in this current report on Form 8-K, the Partnership is expected to change its name to Ciner Resources LP, to be effective on November 5, 2015. On October 26, 2015, OCI Enterprises issued a press release announcing the closing of the Transaction and the related name change of the Partnership. A copy of the press release is furnished as Exhibit 99.1 hereto.
In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.
This Form 8-K and the related exhibits contain forward-looking statements. Statements other than statements of historical facts included in this Form 8-K or the related exhibit that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements contain words such as “possible,” “believe,” “should,” “could,” “would,” “predict,” “plan,” “estimate,” “intend,” “may,” “anticipate,” “will,” “if,” “expect” or similar expressions. Such statements are based only on the Partnership’s current beliefs, expectations and assumptions regarding the future of the Partnership’s business, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Partnership’s control. The Partnership’s actual results and financial condition may differ materially from those implied or expressed by these forward-looking statements. Consequently, you are cautioned not to place undue reliance on any forward-looking statement because no forward-looking statement can be guaranteed. Factors that could cause the Partnership’s actual results to differ materially from the results contemplated by such forward-looking statements include: risks and uncertainties surrounding the change in control of the Partnership, including higher than expected Transaction costs, failure to achieve expected synergies, unexpected costs and liabilities resulting from the transaction, changes in general economic conditions, the Partnership's ability to meet its expected quarterly distributions, changes in the Partnership’s relationships with its customers, including American Natural Soda Ash Corporation ("ANSAC"), the demand for soda ash and the opportunities for the Partnership to increase its volume sold, the development of glass and glass making product alternatives, changes in soda ash prices, operating hazards, unplanned maintenance outages at the Partnership’s production facilities, construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures, the effects of government regulation, tax position, and other risks incidental to the mining, processing, and shipment of trona ore and soda ash, as well as the other factors discussed in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014, and subsequent reports filed with the Securities and Exchange Commission. All forward-looking statements included in this Form 8-K or the related exhibit are expressly qualified in their entirety by such cautionary statements. Unless required by law, the Partnership undertakes no duty and does not intend to update the forward-looking statements made herein to reflect new information or events or circumstances occurring after the date made. All forward-looking statements speak only as of the date made.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number	Description
10.1	Services Agreement, dated as of October 23, 2015, among the Partnership, the General Partner, and Ciner Resources.
10.2	OCI Indemnification Agreement, dated as of October 23, 2015, among the Partnership, the General Partner and OCI Enterprises.
10.3	Trademark License Agreement, dated as of October 23, 2015, among Park Holdings, Ciner Enterprises, Ciner Resources, Ciner Holding, the General Partner, the Partnership and OCI Wyoming LLC
99.1	Press Release of OCI Enterprises Inc., dated as of October 26, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCI RESOURCES LP

By:	OCI Resource Partners LLC,
its General Partner

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Vice President, General Counsel and Secretary

Date: October 26, 2015

EXHIBIT INDEX

Exhibit Number	Description
10.1	Services Agreement, dated as of October 23, 2015, among the Partnership, the General Partner, and Ciner Resources.
10.2	OCI Indemnification Agreement, dated as of October 23, 2015, among the Partnership, the General Partner and OCI Enterprises.
10.3	Trademark License Agreement, dated as of October 23, 2015, among Park Holdings, Ciner Enterprises, Ciner Resources, Ciner Holding, the General Partner, the Partnership and OCI Wyoming LLC
99.1	Press Release of OCI Enterprises Inc., dated as of October 26, 2015